UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 15, 2005


                             ESCO TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


Missouri                                1-10596                      43-1554045
(State or Other                       (Commission              (I.R.S. Employer
Jurisdiction of Incorporation)       File Number)           Identification No.)




       9900A Clayton Road, St. Louis, Missouri                       63124-1186
      (Address of Principal Executive Offices)                       (Zip Code)




       Registrant's telephone number, including area code: 314-213-7200

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Today,  November 15, 2005,  the  Registrant is issuing a press release  (Exhibit
99.1 to this report) announcing its fiscal 2005 fourth quarter and year-end financial and operating results. See Item 7.01, Regulation FD Disclosure below.


ITEM 7.01.  REGULATION FD DISCLOSURE

Today, the Registrant is issuing a press release announcing its fiscal 2005 fourth quarter and year-end financial and operating results. This press release is furnished herewith as Exhibit 99.1 and will be posted on the Registrant's website located at http://www.escotechnologies.com. It can be viewed through the "Investor Relations" page of the website under the tab "Press Releases," although the Registrant reserves the right to discontinue that availability at any time.

NON-GAAP FINANCIAL MEASURES

The press release furnished herewith contains financial measures and financial terms not calculated in accordance with generally accepted accounting principles in the United States of America ("GAAP") in order to provide investors and management with an alternative method for assessing the Registrant's operating results in a manner that is focused on the performance of the Registrant's ongoing operations. The Registrant has provided definitions below for the non-GAAP financial measures utilized in the press release, together with an explanation of why management uses these measures, and why management believes that these non-GAAP financial measures are useful to investors. The press release uses the non-GAAP financial measures of "operational" net earnings, earnings per share and results of operations, as well as "EBIT from continuing operations," "EBIT margin," "operational" EBIT margin and Filtration segment "operational" EBIT.

The Registrant defines "operational" net earnings, earnings per share, and results of operations as net earnings, earnings per share, and results of operations in accordance with GAAP, except for the exclusion of (i) exit costs and severance charges related to the shutdown and relocation of the Filtration segment Puerto Rico facility recorded in fiscal 2004, and (ii) the results of operations from the MicroSep businesses which were divested in fiscal 2004 and are shown as "discontinued operations" in fiscal 2004. The Registrant's management uses these "operational" results in evaluating the measures of continuing operations of the Registrant and believes that this information provides investors with additional insight into the period over period financial performance of the Registrant.

The Registrant defines "EBIT from continuing operations" as earnings from continuing operations before interest and taxes. The Registrant defines "EBIT margin" as EBIT from continuing operations as a percent of net sales. The Registrant's management evaluates the performance of its operating segments based on EBIT from continuing operations and EBIT margin, and believes that EBIT from continuing operations and EBIT margin are useful to investors to demonstrate the operational profitability of the Registrant's business segments by excluding interest and taxes, which are generally accounted for across the entire Registrant on a consolidated basis. EBIT from continuing operations is also one of the measures used by management in determining resource allocations within the Registrant and incentive compensation.

The Registrant defines Filtration segment "operational" EBIT as segment EBIT, excluding the costs related to the shutdown of the Puerto Rico facility.

The presentation of the information described above is intended to supplement investors' understanding of the Registrant's operating performance. The Registrant's non-GAAP financial measures may not be comparable to other companies' non-GAAP financial performance measures. Furthermore, these measures are not intended to replace net earnings, cash flows, financial position, comprehensive income (loss), or any other measure as determined in accordance with GAAP.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit No.       Description of Exhibit

    99.1          Press Release dated November 15, 2005


OTHER MATTERS

The information contained in this report, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 as amended ("Exchange Act") or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ESCO TECHNOLOGIES INC.


Dated:  November 15, 2005                       By:  /s/ G.E. Muenster
                                                     G.E. Muenster
                                                     Senior Vice President and
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.                         Description of Exhibit

    99.1          Press release dated November 15,  2005